Exhibit 99.(d)(8)

APPENDIX A
TO
SUB-ADVISORY AGREEMENT

Effective as of March 12, 2024

FUNDS FOR WHICH MELLON INVESTMENTS CORPORATION ACTS AS SUB-ADVISER

APPENDIX B-1 FUNDS:

WisdomTree U.S. Total Dividend Fund

WisdomTree U.S. LargeCap Dividend Fund

WisdomTree U.S. MidCap Dividend Fund

WisdomTree U.S. SmallCap Dividend Fund

WisdomTree U.S. High Dividend Fund

WisdomTree U.S. LargeCap Fund (f/k/a WisdomTree U.S. Earnings 500 Fund)

WisdomTree U.S. MidCap Fund (f/k/a WisdomTree U.S. MidCap Earnings Fund)

WisdomTree U.S. SmallCap Fund (f/k/a WisdomTree U.S. SmallCap Earnings Fund)

WisdomTree U.S. Value Fund (f/k/a WisdomTree U.S. Quality Shareholder Yield Fund)

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree Cloud Computing Fund

WisdomTree U.S. Quality Growth Fund

WisdomTree Floating Rate Treasury Fund

WisdomTree U.S. Multifactor Fund

WisdomTree Alternative Income Fund

WisdomTree Bianco Total Return Fund

WisdomTree U.S. MidCap Quality Growth Fund

WisdomTree U.S. SmallCap Quality Growth Fund

WisdomTree 1-3 Year Laddered Treasury Fund

WisdomTree 7-10 Year Laddered Treasury Fund

APPENDIX B-2 FUNDS:

WisdomTree Global High Dividend Fund

WisdomTree Global ex-U.S. Growth Fund

WisdomTree New Economy Real Estate Fund (f/k/a WisdomTree Global ex-U.S. Real Estate Fund)

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree India Earnings Fund

WisdomTree International Equity Fund

WisdomTree International High Dividend Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Global ex-U.S. Quality Dividend Growth Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree Emerging Markets Quality Dividend Growth Fund

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WisdomTree Japan Hedged SmallCap Equity Fund

WisdomTree International Hedged Quality Dividend Growth Fund

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree Europe Quality Dividend Growth Fund

WisdomTree Emerging Markets ex-State-Owned-Enterprises Fund

WisdomTree Europe Hedged Small Cap Equity Fund

WisdomTree Global ex-US Hedged Dividend Growth Fund

WisdomTree Dynamic Currency Hedged International Equity Fund

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund

WisdomTree International Quality Dividend Growth Fund

WisdomTree Cybersecurity Fund

WisdomTree BioRevolution Fund

WisdomTree Battery Value Chain and Innovation Fund

WisdomTree Artificial Intelligence and Innovation Fund

WisdomTree Emerging Markets ex-China Fund

APPENDIX B-3 FUNDS:

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

APPENDIX B-4 FUNDS:

WisdomTree U.S. Efficient Core Fund (f/k/a WisdomTree 90/60 U.S. Balanced Fund)

WisdomTree Emerging Markets Multifactor Fund

WisdomTree International Multifactor Fund

WisdomTree Emerging Markets Efficient Core Fund

WisdomTree International Efficient Core Fund

WisdomTree Efficient Gold Plus Equity Strategy Fund

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund

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The Investment Adviser hereby appoints Mellon Investments Corporation, and Mellon Investments Corporation hereby accepts appointment, as the Sub-Adviser for the Fund(s) set forth above.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

WISDOMTREE ASSET MANAGEMENT, INC.	MELLON INVESTMENTS CORPORATION

By: /s/ Jonathan Steinberg	By: /s/ Stephanie Hill
Name: Jonathan Steinberg	Name: Stephanie Hill
Title: CEO	Title: Managing Director, Head of Index

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